SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) October 18, 2001



Commission     Registrant; State of Incorporation;     I.R.S. Employer
File Number      Address; and Telephone Number        Identification No.
-----------    -----------------------------------    ------------------
333-21011      FIRSTENERGY CORP.                          34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402

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Item 5.  Other Events

          On October 18, 2001, UtiliCorp United and FirstEnergy Corp. announced that UtiliCorp and its financial partner have made an offer to FirstEnergy to purchase GPU, Inc.'s wholly-owned Avon Energy Partners Holdings subsidiary, the holding company for Midlands Electricity plc, for a total price of $2.1 billion. The offer is subject to FirstEnergy's acceptance following completion of its merger with GPU. Completion of the purchase also would be subject to the receipt by all parties of the applicable regulatory approvals. Attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference is a copy of the joint press release announcing this offer to FirstEnergy.


Item 7.  Exhibits

Exhibit No.                Description
-----------                -----------

  99.1 Joint Press Release of the Company and UtiliCorp United announcing Utilicorp's offer to acquire Midlands
               Electricity for $2.1 billion.

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                                SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







October 18, 2001










                                FIRSTENERGY CORP.
                                -----------------
                                   Registrant



                             /s/  Harvey L. Wagner
                         ------------------------------
                                  Harvey L. Wagner
                                     Controller

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